Exhibit 99.2

First Quarter 2010
Supplemental Financial Information

In the first quarter, the Company entered into a joint venture to acquire Essex Skyline at MacArthur Place, a 349-unit high rise condominium project located in Santa Ana, California for $128 million. The community consists of two adjacent 25-story towers with floor to ceiling windows and sizeable floor plans. Each unit features Viking appliances, hardwood and tile floors, nine to eleven foot ceilings and select units offer expansive views of Orange County. Property amenities include a gym and sauna, lap pool, yoga room, temperature controlled wine locker and presentation kitchen, bocce ball court, putting green, entertainment room and on-site concierge service.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results (Dollars in thousands, except per share amounts)	Three Months Ended March 31,
	2010	2009

Revenues:
Rental and other property	$99,706	$103,914
Management and other fees from affiliates	1,478	1,197
	101,184	105,111

Expenses:
Property operating	34,199	33,123
Depreciation and amortization	30,487	28,965
Interest	20,836	20,203
General and administrative	5,618	6,233
Impairment and other charges	-	5,752
	91,140	94,276
Earnings from operations	10,044	10,835

Interest and other income	7,855	3,232
Equity (loss) income in co-investments	(41)	539
Gain on early retirement of debt	-	6,124
Gain on sale of real estate	-	53
Income before discontinued operations	17,858	20,783
Income from discontinued operations	-	2,555
Net income	17,858	23,338
Net income attributable to noncontrolling interest	(4,189)	(4,942)
Net income attributable to controlling interest	13,669	18,396
Dividends to preferred stockholders	(542)	(1,826)
Excess of the carrying amount of preferred stock
redeemed over the cash paid to redeem preferred stock	-	25,695
Net income available to common stockholders	$13,127	$42,265

Net income per share - basic	$0.45	$1.61

Net income per share - diluted	$0.45	$1.53

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results Selected Line Item Detail	Three Months Ended March 31,
(Dollars in thousands)	2010	2009

Rental and other property
Rental	$92,969	$97,549
Other property	6,737	6,365
Rental and other property	$99,706	$103,914

Management and other fees from affiliates
Management	$890	$871
Acquisition, development, and redevelopment	588	326
Management and other fees from affiliates	$1,478	$1,197

Property operating expenses
Real estate taxes	$9,528	$9,043
Administrative	8,036	7,933
Utilities	6,880	6,409
Maintenance and repairs	6,659	6,622
Management fees and insurance	3,096	3,116
Property operating expenses	$34,199	$33,123

General and administrative
General and administrative	$9,125	$9,788
Allocated to property operating expenses - administrative	(2,550)	(2,418)
Capitalized to real estate	(957)	(1,137)
Net general and administrative	$5,618	$6,233

Interest and other income
Gain from sale of marketable securities	$5,044	$1,014
Interest and other income, net	2,811	1,445
Income from TRS activities and other income	-	588
Lease income, net	-	185
Interest and other income	$7,855	$3,232

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,141	$1,799
DownREIT limited partners' distributions	1,098	1,118
Perpetual preferred distributions	1,575	1,575
Third-party ownership interest	375	450
Noncontrolling interest	$4,189	$4,942

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations (Dollars in thousands, except share and per share amounts)	Three Months Ended March 31,
	2010	2009

Funds from operations
Net income available to common stockholders	$13,127	$42,265
Adjustments:
Depreciation and amortization	30,487	29,204
Gains not included in FFO, net of internal disposition costs	-	(2,225)
Noncontrolling interest and co-investments (1)	2,129	2,563
Funds from operations	$45,743	$71,807
FFO per share-diluted	$1.46	$2.50

Components of the change in FFO
Non-recurring items:
Gain on sales of marketable securities	(5,044)	(1,014)
Co-investment - acquisition fee	(500)	-
Redemption of Series G preferred stock at a discount	-	(25,695)
Gain on early retirement of debt	-	(6,124)
Write-off of investment in development joint venture	-	5,752
Income generated from TRS activities	-	(588)
Funds from operations excluding non-recurring items	40,199	44,138
FFO excluding non-recurring items per share-diluted	$1.28	$1.54

Changes in recurring items:
Same-property NOI	$(6,688)
Non-same property NOI	1,404
Management and other fees from affiliates	(219)
Interest and other income	593
Dividends to preferred stockholders	1,284
Interest expense	(633)
General and administrative	615
Other items, net	(295)
	$(3,939)

Weighted average number of shares outstanding diluted (2)	31,438,408	28,692,959

(1)
Amount includes the following adjustments for the three months ended March 31, 2010: (i) noncontrolling interest related to Operating Partnership units totaling $1.1 million, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $1.0 million.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2010	December 31, 2009

Real Estate:
Land and land improvements	$684,955	$684,955
Buildings and improvements	2,734,863	2,727,975
	3,419,818	3,412,930
Less: accumulated depreciation	(779,923)	(749,464)
	2,639,895	2,663,466
Real estate under development	304,483	274,965
Co-investments	137,473	70,783
	3,081,851	3,009,214
Cash and cash equivalents	40,379	37,934
Marketable securities	114,276	134,844
Notes and other receivables	35,545	36,305
Other assets	36,380	36,340
Total assets	$3,308,431	$3,254,637

Mortgage notes payable	$1,626,734	$1,603,549
Lines of credit	256,000	239,000
Exchangeable bonds	4,918	4,893
Cash flow hedge liabilities	38,618	30,156
Other liabilities	111,521	99,149
Total liabilities	2,037,791	1,976,747

Series G cumulative convertible preferred stock	4,349	4,349
Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,293,829	1,275,251
Distributions in excess of accumulated earnings	(239,904)	(222,952)
Accumulated other comprehensive (loss) income	(34,850)	(24,206)
Total stockholders' equity	1,044,078	1,053,096
Noncontrolling interest	222,213	220,445
Total stockholders' equity and noncontrolling interest	1,266,291	1,273,541
Total liabilities and equity	$3,308,431	$3,254,637

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - March 31, 2010
(Dollars in thousands)

	Percentage of Total Debt	Balance Outstanding	Weighted Average Interest Rate	Weighted Average Maturity In Years
Mortgage notes payable
Fixed rate - secured	72%	$1,368,094	6.0%	5.5
Variable rate - secured (1)	14%	258,640	2.3%	18.8
Total mortgage notes payable	86%	1,626,734	5.4%	7.6

Exchangeable bonds - unsecured (2)	0%	4,918	5.8%

Line of credit - secured (3)	14%	250,000	1.3%
Line of credit - unsecured (4)	0%	6,000	4.1%
Total lines of credit	14%	256,000	1.3%

Total debt	100%	$1,887,652	4.9%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2010 (2)	$144,847	7.6%
	2011	182,312	5.6%
	2012	31,179	5.4%
	2013	187,831	5.8%
	2014	80,438	5.7%
Thereafter		1,005,045	4.9%
Total		$1,631,652	5.4%

Capitalized interest for the three months ended March 31, 2010 was approximately $2.8 million.

(1)	$214.0 million of the variable rate debt is tax exempt to the note holders, and $194.2 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Exchangeable bonds mature in November 2025, but the bonds are subject to a repurchase for cash at the option of the holder on November 1, 2010. The pay rate on the bonds is 3.625%, and effective January 2009 in accordance with the accounting pronouncement for convertible debt, the bonds have been discounted to yield 5.75%.  This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by the Company.

(3)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(4)
Unsecured line of credit facility is $200 million and matures in December 2010 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 3.00%.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization - March 31, 2010
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,887,652

Common stock and potentially dilutive securities
Common stock outstanding	29,100
Limited partnership units (1)	2,414
Options-treasury method	53
Total common stock and potentially dilutive securities	31,567	shares

Common stock price per share as of March 31, 2010	$89.95

Market value of common stock and potentially dilutive securities	$2,839,471

Preferred units/stock	$111,514

Total equity capitalization	$2,950,985

Total market capitalization	$4,838,637

Ratio of debt to total market capitalization	39.0%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2010 and 2009
(Dollars in thousands)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change	2010	2009	2010	2009	% Change

Revenues:
Same-property revenue	$49,128	$51,394	-4.4%	$28,538	$30,813	-7.4%	$14,912	$16,761	-11.0%	$-	$-	$92,578	$98,968	-6.5%
Non-same property revenue (2)	1,797	902		1,449	29		1,815	1,957		2,067	2,058	7,128	4,946
Total Revenues	$50,925	$52,296		$29,987	$30,842		$16,727	$18,718		$2,067	$2,058	$99,706	$103,914

Property operating expenses:
Same-property operating expenses	$16,251	$15,916	2.1%	$9,513	$9,410	1.1%	$5,466	$5,606	-2.5%	$-	$-	$31,230	$30,932	1.0%
Non-same property operating expenses (2)	662	553		674	54		688	707		945	877	2,969	2,191
Total property operating expenses	$16,913	$16,469		$10,187	$9,464		$6,154	$6,313		$945	$877	$34,199	$33,123

Net operating income (NOI):
Same-property NOI	$32,877	$35,478	-7.3%	$19,025	$21,403	-11.1%	$9,446	$11,155	-15.3%	$-	$-	$61,348	$68,036	-9.8%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,154	1,250		-	-	1,154	1,250
Acquired communities	306	-		-	-		-	-		-	-	306	-
Development communities	829	349		775	(25)		(27)	-		-	-	1,577	324
Other real estate assets (1)	-	-		-	-		-	-		1,122	1,181	1,122	1,181
Total non-same property NOI	1,135	349		775	(25)		1,127	1,250		1,122	1,181	4,159	2,755
Total NOI	$34,012	$35,827		$19,800	$21,378		$10,573	$12,405		$1,122	$1,181	$65,507	$70,791

Same-property operating margin	67%	69%		67%	69%		63%	67%				66%	69%

Same-property turnover percentage	44%	51%		42%	53%		38%	51%				42%	52%

Same-property concessions	$318	$387		$133	$140		$58	$70				$509	$597

Average same-property concessions per turn (3)	$239	$252		$199	$163		$133	$117				$209	$200

Reconciliation of apartment units at end of period

Same-property apartment units	11,984			6,457			4,625					23,066

Consolidated apartment units	12,334	12,370		6,695	6,457		5,249	5,338				24,278	24,165
Joint venture	748	480		1,575	1,575		648	642				2,971	2,697
Under development	464	268		455	409		295	295				1,214	972
Total apartment units at end of period	13,546	13,118		8,725	8,441		6,192	6,275				28,463	27,834

Percentage of total	48%	47%		30%	30%		22%	23%				100%	100%

Average same-property financial occupancy	97.0%	96.4%		98.1%	97.7%		97.9%	97.1%				97.5%	96.9%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2009 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Quarters ended March 31, 2010, March 31, 2009 and December 31, 2009
(Dollars in thousands)

		Average Property Rental Rates			March 31, 2010		March 31, 2009

Region	Units	QTD 2010	QTD 2009	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue Q4 2009	Sequential % Change

Southern California
Los Angeles County	3,790	$1,538	$1,658	-7.2%	$17,771	96.8%	$18,562	95.2%	-4.3%	$17,914	-0.8%
Ventura County	2,898	1,274	1,351	-5.7%	11,416	97.3%	12,080	97.4%	-5.5%	11,470	-0.5%
San Diego County	2,636	1,091	1,128	-3.3%	8,845	96.7%	9,106	96.9%	-2.9%	8,910	-0.7%
Orange County	2,037	1,414	1,513	-6.5%	8,768	97.3%	9,369	97.5%	-6.4%	8,803	-0.4%
Santa Barbara County	347	1,620	1,628	-0.5%	1,709	99.0%	1,638	95.0%	4.3%	1,725	-0.9%
Riverside County	276	723	764	-5.4%	619	95.3%	639	93.4%	-3.1%	613	1.0%
Total same-property	11,984	1,338	1,421	-5.8%	49,128	97.0%	51,394	96.4%	-4.4%	49,435	-0.6%
Los Angeles County	350	1,576			1,797		902
Non-same property	350	1,576			1,797		902
	.
Northern California
Santa Clara County	2,448	1,472	1,646	-10.6%	11,061	98.1%	12,386	98.3%	-10.7%	11,170	-1.0%
Contra Costa County	1,720	1,423	1,503	-5.3%	7,535	98.0%	7,860	96.9%	-4.1%	7,573	-0.5%
Alameda County	1,116	1,206	1,314	-8.2%	4,286	98.5%	4,605	97.9%	-6.9%	4,304	-0.4%
San Mateo County	768	1,546	1,675	-7.7%	3,696	98.3%	3,944	97.1%	-6.3%	3,702	-0.2%
San Francisco MSA	175	1,829	1,841	-0.7%	934	94.6%	968	94.6%	-3.5%	969	-3.6%
Other	230	1,464	1,504	-2.7%	1,026	98.6%	1,050	99.1%	-2.3%	1,016	1.0%
Total same-property	6,457	1,431	1,554	-7.9%	28,538	98.1%	30,813	97.7%	-7.4%	28,734	-0.7%
Alameda County	238	1,903			1,449		29
Non-same property	238	1,903			1,449		29

Seattle Metro
Total same-property	4,625	1,005	1,148	-12.5%	14,912	97.9%	16,761	97.1%	-11.0%	15,080	-1.1%
Non-same property	919	1,025			1,815		1,957

Other real estate assets					2,067		2,058

Total same-property revenue	23,066	$1,297	$1,404	-7.6%	$92,578	97.5%	$98,968	96.9%	-6.5%	$93,249	-0.7%

Total non-same property revenue	1,507	$1,130			$7,128		$4,946

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - March 31, 2010
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

Joule Broadway (2)	Seattle, WA	295	29,100	$78.0	$16.8	$94.8	May-08	Jun-10	Mar-10	Feb-11
Fourth & U	Berkeley, CA	171	15,500	55.4	7.9	63.3	Apr-08	Jun-10	Apr-10	Oct-10
Axis 2300	Irvine, CA	115	-	30.1	6.2	36.3	Feb-10	Jul-10	Jul-10	Apr-11
Tasman Place (3)	Sunnyvale, CA	284	46,000	43.5	81.6	125.1	Jul-09	Jan-12	Dec-11	Sep-12
Consolidated - Development Projects		865	90,600	207.0	112.5	319.5

Development Projects - Joint Venture

Project Name	Location

Essex Skyline at MacArthur Place (4)	Santa Ana, CA	349	-	129.4	5.3	134.7	Mar-10	Aug-10	Apr-10	Jun-11
	Total - Development Projects	1,214	90,600	336.4	117.8	454.2

Predevelopment Projects

Project Name	Location
Main Street (5)	Walnut Creek, CA	-	-	-	-	-
West Dublin	Dublin, CA	-	-	-	-	-
	Total - Predevelopment Projects	357	37,000	31.4	-	31.4

Land Held for Future Development or Sale (6)

Project Name	Location
Cadence Campus	San Jose, CA	769	-	-	-	-
City Centre	Moorpark, CA	200	-	-	-	-
Park Boulevard	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Land Held for Future Development or Sale		1,020	-	66.0	-	66.0

Grand Total - Development Pipeline		2,591	127,600	$433.8	$117.8	$551.6

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	There is a construction loan in place for this development project that provides financing for the majority of the estimated remaining cost to be incurred.
(3)	During the first quarter of 2010, the Company commenced construction on the apartment and ground floor phase of the development.
(4)
This community is currently in lease-up in the north tower, and the remaining costs reflects the construction of a leasing office in the south tower as well as the estimated costs to complete certain exterior and interior unit projects.

(5)	The Company has entered into a joint venture development agreement with a third-party to develop this property. The Company has a 50% interest in this project.
(6)	The Company owns land in various stages of entitlement that is being held for future development or sale.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - March 31, 2010
(Dollars in thousands)

		Total Incurred	Estimated Remaining	Estimated Total	Redevelopment	NOI For the Quarter ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q1 2010	Q1 2009

Approved - Redevelopment Projects (1)

Marina Cove, Santa Clara, CA	292	$4,458	$5,400	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	220	6,015	6,235	Jan-10

Total Approved - Redevelopment Projects	408	$4,678	$11,415	$16,093

Active - Redevelopment Projects

Seattle Metro
Foothill Commons, Bellevue, WA (2)	388	$20,656	$15,682	$36,338	Jun-07	$743	$771
Woodland Commons, Bellevue, WA	236	4,731	7,048	11,779	Jun-07	411	480

Total Active - Redevelopment Projects	624	$25,387	$22,730	$48,117		$1,154	$1,251

(1)	These projects are approved and redevelopment activities have commenced, but as of Q1 2010 the communities have stabilized operations, and therefore are classified in same-property operations.
(2)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - March 31, 2010	Essex	Total					Property Revenue for			NOI for the three
(Dollars in thousands)	Book	Original		Debt	Maturity		the three months ended			months ended
	Value	Cost	Units	Amount	Date		2010	2009	% Change	2010	2009	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$24,325	Dec-2013
Renaissance, Los Angeles, CA			168	22,545	May-2011
Total Southern California			480	46,870			$1,957	$2,059	-5.0%	$1,101	$1,271	-13.4%
Northern California
Alderwood Park, Newark, CA			96	6,816	Jun-2015
Carlmont Woods, Belmont, CA			195	12,390	Dec-2013
Davey Glen, Belmont, CA			69	6,654	Aug-2016
Enclave, San Jose, CA			637	17,254	Jan-2018
Enclave, San Jose, CA			-	60,000	Dec-2029
Harbor Cove, Foster City, CA			400	33,410	Dec-2013
Regency Tower, Oakland, CA			178	10,632	Mar-2014
Total Northern California			1,575	147,156			6,675	7,208	-7.4%	4,211	4,634	-9.1%
Seattle Metro
					Sep-2014
Echo Ridge, Snoqualmie, WA			120	12,753	Sep-2014
Morning Run, Monroe, WA			222	13,196	Oct-2014
Tower @ 801, Seattle, WA			173	18,563	Aug-2014
Total Seattle Metro			515	44,512			1,864	2,061	-9.6%	1,115	1,285	-13.2%
Total - Operating Communities			2,570	238,538			$10,496	$11,328	-7.3%	$6,427	$7,190	-10.6%

Fund II - New Development
Eastlake 2851, Seattle, WA (initial occupancy May 2008)			127	17,477	Jan-2011	(2)
Studio 40-41, Studio City, CA (initial occupancy April 2009)			149	28,800	Apr-2011	(2)
Cielo, Chatsworth, CA (initial occupancy July 2009)			119	19,732	Jun-2010	(3)
			395	66,009			1,824	566		1,062	388

Total Fund II		$590,018	2,965	$304,547			$12,320	$11,894		$7,489	$7,578

Essex Skyline at MacArthur Place (4)		$134,561	349	-			$-	$-		$(57)	$-

Total - Co-investments	$136,253	$724,579	3,314	$304,547

Capitalized costs	720
	136,973
Other (5)	500
	$137,473

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loan has a one-year extension, exercisable at Fund II's option.
(3)	The construction loan has two one-year extensions, exercisable at Fund II's option.
(4)
The Company has a 47% effective interest in this co-investment, and a senior executive of the Company has a 3% effective interest, and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.

(5)	The other co-investment relates to a real estate technology investment.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - March 31, 2010
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of March 31, 2010				Operations for the quarter ended March 31, 2010
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$13,422	$10,750	$2,404	110,133	$734	$269	$465
Barkley Apartments	8,861	17,388	2,322	79,205	590	218	372
Brentwood	14,599	20,123	2,568	58,884	589	166	423
Brookside Oaks	33,740	20,750	3,805	96,255	722	200	522
Capri at Sunny Hills	17,406	18,605	3,911	167,140	572	158	414
Hidden Valley (2)	38,705	32,145	6,089	62,647	1,251	390	861
Highridge Apartments	26,420	44,807	5,831	293,733	1,320	351	969
Montejo Apartments	8,667	5,590	1,216	29,319	440	126	314
Thomas Jefferson	26,396	19,279	7,067	62,873	682	212	471
Treehouse Apartments	11,647	7,527	2,951	67,728	582	180	402
Valley Park Apartments	15,091	9,535	26	43,354	683	131	552
Villa Angelina Apartments	19,535	12,894	3,003	54,709	889	219	670

	$234,489	$219,393	41,193	1,125,980	$9,054	$2,620	$6,435

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$111,695	-	23,006		$3,331	$1,338	$1,993
Joint Ventures - Development (4)	$233,100	$44,684	8,219
Operating Limited Partnership Units			69,795
Perpetual Preferred Units (5)			80,000

Total Noncontrolling Interest			$222,213

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates two joint venture developments in which the Company has a 50% and 99% interest, respectively. The Company also consolidates a 94% owned subsidiary that invests in a 50% owned joint venture development accounted for using the equity method.
(5)	Includes Series B Cumulative Redeemable Preferred Units with an existing distribution rate of 7.875% and can be redeemed at the Company's option.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - March 31, 2010
(Dollars in thousands)

Income from Discontinued Operations

No properties were sold for the quarter ended March 31, 2010.  During the quarter ended March 31, 2009, the Company sold the Carlton Heights and Grand Regency apartment communities.  Income from discontinued operations for the quarter ended March 31, 2009 included operating results for Mountain View, Spring Lakes, and Maple Leaf apartment communities.

	Three Months Ended
	March 31,
	2010	2009
Rental revenues	$-	$926
Property operating expenses	-	(357)
Depreciation and amortization	-	(239)
Income from real estate sold	-	330
Gain on sale	-	2,472
Internal disposition costs	-	(247)
Income from discontinued operations	$-	$2,555

Shares Outstanding and Potentially Dilutive Securities
	Q1 2010 Weighted Avg.	Actual As of 3/31/10
Common Shares	28,967,855	29,100,478
Stock Options	50,716	53,044
Weighted Avg. Shares Diluted - EPS	29,018,571	29,153,522
Operating Limited Partnership Units	2,419,837	2,413,690
Weighted Avg. Shares Diluted - FFO	31,438,408	31,567,212

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

MSA Level Forecasts 2010: Supply Jobs and Apartment Market Conditions
	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	4,000	1.0%	2,500	0.4%	14,000	1.0%	2.5%	94.00%

San Francisco	1,900	0.5%	200	0.1%	6,000	0.7%	3.00%	95.50%
Oakland	900	0.3%	1,000	0.2%	4,000	0.4%	0.00%	94.50%
San Jose	700	0.3%	400	0.1%	10,000	1.2%	4.00%	95.00%
No. Cal.	3,500	0.4%	1,600	0.1%	20,000	0.7%	2.3%	95.0%

Ventura	250	0.5%	200	0.1%	1,500	0.6%	3.00%	94.50%
Los Angeles	2,600	0.2%	1,500	0.1%	26,000	0.7%	2.00%	94.50%
Orange	1,100	0.3%	500	0.1%	19,000	1.4%	3.50%	94.50%
San Diego	1,100	0.3%	1,100	0.2%	12,000	1.0%	2.50%	95.00%
So. Cal.	5,050	0.2%	3,300	0.1%	58,500	0.9%	2.5%	94.6%

Weighted Average****	12,550	0.4%	7,400	0.1%	92,500	0.9%	2.4%	94.5%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.: 2010 vs 2009:  2.75% , Q4 '10 vs Q4 '09: 2.25%, Jobs: Q4 '10 vs Q4 '09  0.7%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not Seasonally Adjusted) projected through Q4 2010 over the comparable actual figures for Q4 2009.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2009 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Occupancy Rates for Q4  2010.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2010 vs.Q4 2009 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of Market Occupancy Rates for Q4 2010.

****Weighted Average: Markets weighted by Units in Essex Portfolio

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months March 2010)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q4 2009 est**)	Q4 2009 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$404,950	63%	760,000	643	0.1%	2,920,000	4,872	0.2%	5,515	0.1%
Chicago	$191,500	154%	1,700,000	4,684	0.3%	1,404,900	1,627	0.1%	6,311	0.2%
Miami/Ft. Lauderdale	$199,300	114%	717,000	2,642	0.4%	876,000	1,016	0.1%	3,658	0.2%
Nassau-Suffolk	$383,200	107%	740,000	1,078	0.2%	240,000	103	0.0%	1,181	0.3%
Boston	$332,800	103%	1,530,000	3,301	0.2%	670,800	1,444	0.2%	4,745	0.3%
Philadelphia	$212,600	131%	1,532,000	5,356	0.3%	515,100	1,823	0.4%	7,179	0.4%
Minneapolis	$167,500	188%	818,000	4,001	0.5%	351,800	1,072	0.3%	5,073	0.4%
Atlanta	$124,800	242%	1,122,000	6,091	0.5%	467,800	1,114	0.2%	7,205	0.5%
Denver	$223,200	137%	582,000	3,280	0.6%	274,900	1,158	0.4%	4,438	0.5%
Portland	$239,400	118%	561,000	3,522	0.6%	225,335	647	0.3%	4,169	0.5%
Baltimore	$243,900	129%	797,000	3,456	0.4%	268,000	2,300	0.9%	5,756	0.5%
Wash. D.C. PMSA	$306,200	129%	1,299,000	9,402	0.7%	644,300	2,871	0.4%	12,273	0.6%
Orlando	$139,600	177%	482,000	4,311	0.9%	201,500	477	0.2%	4,788	0.7%
Phoenix	$143,900	172%	970,000	10,049	1.0%	360,500	439	0.1%	10,488	0.8%
Las Vegas	$139,400	170%	440,000	4,837	1.1%	215,700	1,289	0.6%	6,126	0.9%
Dallas-Ft. Worth	$142,100	192%	1,381,000	15,649	1.1%	650,000	4,102	0.6%	19,751	1.0%
Austin	$184,000	157%	326,000	7,024	2.2%	169,900	1,443	0.8%	8,467	1.7%
Houston	$150,000	176%	1,027,000	24,527	2.4%	547,700	3,191	0.6%	27,718	1.8%
Totals	$231,311	156%	16,024,000	113,210	0.7%	8,084,235	26,116	0.3%	139,326	0.6%

Seattle	$330,350	94%	656,000	4,284	0.7%	354,487	1,396	0.4%	5,680	0.6%

San Francisco	$606,400	61%	368,000	391	0.1%	344,000	519	0.2%	910	0.1%
Oakland	$410,500	90%	625,000	2,109	0.3%	270,000	674	0.2%	2,783	0.3%
San Jose	$585,000	71%	388,000	803	0.2%	192,000	452	0.2%	1,255	0.2%

Los Angeles	$303,800	83%	1,877,000	2,230	0.1%	1,392,963	2,628	0.2%	4,858	0.1%
Ventura	$355,800	102%	199,000	222	0.1%	53,295	92	0.2%	314	0.1%
Orange	$495,000	72%	628,000	1,410	0.2%	340,800	774	0.2%	2,184	0.2%
San Diego	$379,200	73%	664,000	2,081	0.3%	375,664	990	0.3%	3,071	0.3%

No Cal	$511,729	77%	1,381,000	3,303	0.2%	806,000	1,645	0.2%	4,948	0.2%

So Cal	$357,389	80%	3,368,000	5,943	0.2%	2,162,722	4,484	0.2%	10,427	0.2%

ESSEX	$393,542	81%	5,405,000	13,530	0.3%	3,323,208	7,525	0.2%	21,055	0.2%

Permits:  Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Fredie Mac
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices -  Q4 2009 National Association of Realtors, DataQuick, Essex
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (6.03%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of March 31, 2010

Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

APARTMENT COMMUNITIES

NORTHERN CALIFORNIA
Santa Clara County
Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	47
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	10
Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	12
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	8
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	10
Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	35
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	36
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	21
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	37
Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	9
Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	37
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	22
Tasman Place	315 Tasman Drive	Sunnyvale	CA	284	46,000			EPLP
Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	41
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	21
			11%	3,085	2,591,128
Alameda County
Fourth & U	700 University Avenue	Berkeley	CA	171	146,255			EPLP
Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	35
Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	32
City View	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400	1998	1975	EPLP	35
Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	35
The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	-
Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	23
Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	23
			6%	1,628	1,094,324
Contra Costa County
San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	7
Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	22
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	25
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	25
Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	5
Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	5
			6%	1,720	1,624,354
San Mateo County
Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	39
Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	39
Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	48
Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	62
Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	36
			6%	1,432	1,164,230

San Francisco and Marin Counties
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	37
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	47
			1%	175	142,300

Other
Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	3
Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	6
Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	8
			1%	230	233,356

Total Northern California			30%	8,270	6,849,692				25

SOUTHERN CALIFORNIA
Los Angeles County
Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	36
Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	40
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	23
Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	35
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	42
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	21
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	31
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	19
Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	1
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	22
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	22
Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	20
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	39
Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	10
Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	38
Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	38
Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	38
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	8
Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	38
Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	1
Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	31
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	46
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	40
			16%	4,382	3,646,439
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	25
Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	20
Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	-
Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	21
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	23
Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	9
Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	36
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	24
Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	6
Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	39
Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	37
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	37
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	23
			11%	3,092	2,680,835

SOUTHERN CALIFORNIA (cont'd)

Santa Barbara County
Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	43
CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	48
Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	45
Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	37
			1%	347	306,608
Orange County
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	26
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	41
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	49
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	18
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	36
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	26
Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714				EPLP
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	11
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	25
Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	38
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	40
Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	40
Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	40
Essex Skyline @ MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	JV- 47%	2
			7%	2,037	1,872,200
San Diego County
Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	EPLP	24
Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	39
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	27
Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	45
Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974	EPLP	36
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	47
Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	EPLP	41
Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	28
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	34
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	26
Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	36
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	38
Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	35
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	27
			10%	2,636	1,969,700
Riverside County
Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	21
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	22
			2%	588	477,200

Total Southern California			48%	13,082	10,952,982					30

SEATTLE METROPOLITAN AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	26
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	23
Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	32
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	33
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	24
Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	32
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	20
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	25
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	10
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	24
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	11
Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	10
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	24
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	24
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	20
Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	19
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	29
Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	29
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	12
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	24
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	13
Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	12
Joule Broadway	523 Broadway Avenue, East	Seattle	WA	295	191,109				JV - 99%
The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	4
Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	10
Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	16
Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	2
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	20
Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	40
Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	10
Total Seattle Metropolitan Area			22%	5,897	5,295,611					20

133	Apartment Communities		100%	27,249	23,098,285	(1)
	Apartment Communities Under Construction			1,214	554,078	(2)

Avg. square footage	848		Definitions for Property Ownership
Avg. units per property	205		EPLP	The Company has a 100% ownership in the community.
Avg. age of property	27		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

(1) Includes 44,318 square feet of retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
(2) Includes 108,700 square feet of estimated retail or commercial space
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
			JV - 99%	The Company has a 99% ownership in this development and is consolidated.
OTHER REAL ESTATE ASSETS			JV- 47%	The Company has a 47% ownership in this community, which is accounted for using the equity method of accounting.
Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900		1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
					215,840